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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2004

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                  42-1547151
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                    ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events and Regulation FD Disclosure.

         Provident Financial Services, Inc. (NYSE: PFS), parent company of The Provident Bank, announced that its Annual Meeting of Stockholders will be held on June 23, 2004 at 10:00 a.m. Eastern Time at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey. The record date for stockholders entitled to vote at the Annual Meeting is April 30, 2004. A copy of the press release dated April 1, 2004, is attached as Exhibit 99 to this report.

Item 7.     Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

            Exhibit No.                     Description
            -----------                     -----------

               99                           Press release dated April 1, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 2, 2004        By:   /s/ Paul M. Pantozzi
                                 -----------------------------------------------
                                 Paul M. Pantozzi
                                 Chairman, Chief Executive Officer and President